UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2014

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 1, 2014, Beasley Mezzanine Holdings, LLC (the “Borrower”), a wholly-owned subsidiary of Beasley Broadcast Group, Inc. (the “Company”), entered into a Consent to Asset Exchange Agreement and Amendment No. 4 (the “Amendment”) to the Credit Agreement dated as of August 9, 2012 by and among the Borrower, General Electric Capital Corporation, as administrative agent, and the lenders party thereto (the “Credit Agreement”).

Pursuant to the Amendment, the lenders under the Credit Agreement have consented to (i) the disposition of assets as a part of a cash-free exchange of assets (the “Exchange”) between certain affiliates of the Company and CBS Radio Stations Inc. (“CBS”), as contemplated in that certain Exchange Agreement entered into by certain affiliates of the Company and CBS and (ii) the transfer of WYDU(AM) and its related property to WEDU Broadcasting, Inc. (“WEDU”) for partial cash consideration pursuant to an Asset Purchase Agreement entered into by the Company, certain of its subsidiaries and WEDU. Furthermore, the Amendment amends the definition of “Consolidated Operating Cash Flow” to permit the Borrower to add back certain charges and losses pertaining to the assets acquired by the Company through the Exchange.

This description of the Amendment does not purport to be complete and is subject in all respects to the full text of the Amendment, filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. For additional information about the Credit Agreement, see Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2012.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 1, 2014, certain affiliates of Beasley Broadcast Group, Inc. (the “Company”) and CBS Radio Stations, Inc. (“CBS Radio”) completed the previously-announced exchange of all of the assets used or useful in the operation of the radio stations WRDW-FM and WXTU-FM in Philadelphia, Pennsylvania and WKIS-FM, WPOW-FM and WQAM-AM in Miami, Florida previously owned and operated by the Company for all of the assets used or useful in the operation of the radio stations WIP-AM in Philadelphia, WHFS-AM, WHFS-FM, WLLD-FM, WQYK-FM, WRBQ-FM and WYUU-FM in Tampa, Florida and WBAV-FM, WBCN-AM, WFNZ-AM, WKQC-FM, WNKS-FM, WPEG-FM and WSOC-FM in Charlotte, North Carolina previously owned and operated by CBS Radio pursuant to the Asset Exchange Agreement (the “Agreement”). The transaction is being structured as a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code. No assurance can be given, however, that the transaction will qualify as a like-kind exchange under Section 1031 of the Internal Revenue Code. The terms of the Agreement were previously described in the Company’s current report on Form 8-K dated October 3, 2014, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 9-01(a). In accordance with Item 9-01(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 71 calendar days after December 5, 2014.

(b) Pro forma financial information.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 9.01(b). In accordance with Item 9.01(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 71 calendar days after December 5, 2014.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment no. 4 to credit agreement, dated as of August 9, 2012, by and among Beasley Mezzanine Holdings, LLC, General Electric Capital Corporation, as administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: December 2, 2014	By:	/s/ Caroline Beasley
Caroline Beasley
Vice President, Chief Financial Officer, Secretary and Treasurer